MERRILL LYNCH
LATIN AMERICA
FUND, INC.









FUND LOGO









Semi-Annual Report

May 31, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH LATIN AMERICA FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
May 31, 1997


A map illustrating the following percentages:

Mexico                  22.0%
Venezuela                4.0%
Colombia                 1.9%
Peru                     2.8%
Brazil                  48.0%
Argentina               12.4%
Chile                    5.1%

[FN]
*Total may not equal 100% and does not include short-term securities.

DEAR SHAREHOLDER



During the three-month period ended May 31, 1997, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +8.52%, +8.29%, +8.24% and +8.48%, respectively. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Latin America Free Index rose 10.73%, and the unmanaged J.P. Morgan Latin Brady Bond Index rose 3.12% during the same period. Hindering the Fund's performance were its underweighted positions in Chile and Peru, whose markets had total returns of +10.28% and +20.47%, respectively. Beneficial to performance were the Fund's overweighted positions in Argentina, Brazil and Venezuela, whose markets rose 10.98%, 13.87% and 8.74%, respectively, during the May quarter.

Investment Overview
All of the Latin American markets performed well during the three months ended May 31, 1997, ranging from an increase of 4.25% for Mexico to an increase of 20.47% for Peru. These markets (especially Argentina, Peru and Mexico) benefited from improving economic fundamentals, declining interest rates (especially in Mexico and Colombia), increased funds flows (especially Argentina) and reasonable stock valuations. During the May quarter, we added to our investments in Argentina, Brazil, Venezuela and, to a lesser extent, Colombia. We also took some profits in Mexico.

During the May quarter, the best-performing market was Peru for several reasons. The country has a strengthening economy, which included improving inflation and a rising gross domestic product
(GDP) outlook. The country also experienced a decrease in unemployment and stimulus to the banking sector through reserve requirement reductions, strong corporate earnings, and positive fundamentals in the mining sector. Two of our major Peruvian holdings are in the mining sector. Compania de Minas Buenaventura S.A. registered good news on increased gold reserve prospects, and Minsur Sociedad Limitada S.A. is a low-cost producer of tin. On a year-to-date May 31, 1997 basis, the Peruvian stock market, with a total return of +40.15% in US dollar terms, slightly outperformed Brazil, which had previously been the market leader. Brazil had a total return of +40.12% for the same period.

Nevertheless, the Brazilian market also performed well during the May quarter, rising by approximately 13.87% on a US dollar total return basis. Among the factors driving the market were anticipation of the privatization of Companhia de Vale do Rio Doce S.A., the large mining conglomerate; the partial privatization of Companhia Energetica de Minas Gerais S.A. (CEMIG), the electric utility for the state of Minas Gerais; and the successful completion of the $1 billion issue for Uniao de Bancos Brasileiros S.A. (Unibanco), the third-largest private bank in Brazil. During the May quarter, we continued to add to our position in Centrais Eletricas Brasileiras S.A. (Eletrobras), the state-owned electric utility company, in view of the reform process underway in the electric utility sector. We also continued to add to Petroleo Brasileiro S.A., the state-owned petroleum company, which should benefit if the new oil and gas legislation submitted to the Brazilian congress is passed.

The Colombian and Argentine markets were also strong performers during the May quarter, appreciating by 12.43% and 10.98%, respectively. In Colombia, various factors motivated investors, including anticipation of an interest rate cut by the central bank, news of strong demand in the cement and housing construction sectors, and good earnings performance by two of the largest retailers. We continued to add to our position in Banco Ganadero S.A. to seek to enhance the Fund's participation in the Colombian market's upturn. In Argentina, the market continued to rise on more news about the economic recovery. Furthermore, during the May quarter, Standard & Poor's Corp. rated several Argentine companies, including some of the most liquid companies on the Argentine stock exchange, investment grade. Since the Argentine market is the market most highly correlated with movements in US interest rates, the fact that the US Federal Reserve Board increased interest rates only once during the May quarter also helped support the market. In Argentina, we continued to add to our position in Yacimientos Petroliferos Fiscales S.A., the oil and gas producer, a company which we believe will play an important role in providing energy in future years to Argentina's partners in Mercosur, the trading bloc in the southern part of Latin America.

Performance of the Mexican stock market somewhat lagged that of the other Latin American markets, as it appreciated only 4.25% for the May quarter. Like Argentina, Mexico is negatively impacted by investor concerns of rising US interest rates or when the US stock market goes through a period of volatility. For most of the May quarter, the Mexican market was relatively flat, or even declined, as these external factors combined with poor earnings reports of the major Mexican banks and retailers. However, by May, when investors began to focus on the positive economic news (for example, GDP growth, inflation and interest rates), the bolsa turned around. During the May quarter, we increased our holdings in the bellwether Telefonos de Mexico, S.A. de C.V., and added substantially to our position in Grupo Televisa, S.A. de C.V., the media conglomerate in Mexico, on the belief that the company's revenues from advertising would flourish as the economy recovered.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in the August quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Vice President and
Portfolio Manager



June 27, 1997






Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





PERFORMANCE DATA




About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $18.22      $13.67              $0.396                $0.118           -22.63%
1995                       13.67       10.41                --                    --             -23.85
1996                       10.41       12.64                --                   0.435           +25.65
1/1/97--5/31/97            12.64       16.18                --                    --             +28.01
                                                          ------                ------
                                                    Total $0.396          Total $0.553

                                                           Cumulative total return as of 5/31/97: -5.24%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.32                --                  $0.098           + 4.22%
1992                       10.32       10.22                --                   0.227           + 1.34
1993                       10.22       16.61                --                   0.048           +63.05
1994                       16.61       13.55              $0.396                 0.118           -15.86
1995                       13.55       10.21                --                    --             -24.65
1996                       10.21       12.39                --                   0.297           +24.29
1/1/97--5/31/97            12.39       15.80                --                   --              +27.52
                                                          ------                ------
                                                    Total $0.396          Total $0.788

                                                          Cumulative total return as of 5/31/97: +73.05%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $18.10      $13.55              $0.396                $0.118           -22.78%
1995                       13.55       10.21                --                    --             -24.65
1996                       10.21       12.37                --                   0.316           +24.28
1/1/97--5/31/97            12.37       15.77                --                    --             +27.49
                                                          ------                ------
                                                    Total $0.396          Total $0.434

                                                           Cumulative total return as of 5/31/97: -7.81%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.31                --                  $0.125           + 4.40%
1992                       10.31       10.19                --                   0.326           + 2.15
1993                       10.19       16.62                --                   0.108           +64.27
1994                       16.62       13.66              $0.396                 0.118           -15.24
1995                       13.66       10.38                --                    --             -24.01
1996                       10.38       12.61                --                   0.401           +25.39
1/1/97--5/31/97            12.61       16.12                --                    --             +27.84
                                                          ------                ------
                                                    Total $0.396          Total $1.078

                                                          Cumulative total return as of 5/31/97: +80.87%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                    12 Month       3 Month
                                                  5/31/97    2/28/97    5/31/96     % Change      % Change
Class A Shares                                    $16.18     $14.91     $12.52      +29.23%       +8.52%
Class B Shares                                     15.80      14.59      12.23      +29.19        +8.29
Class C Shares                                     15.77      14.57      12.23      +28.95        +8.24
Class D Shares                                     16.12      14.86      12.47      +29.27        +8.48
Class A Shares-Total Return                                                         +33.73(1)     +8.52
Class B Shares-Total Return                                                         +32.32(2)     +8.29
Class C Shares-Total Return                                                         +32.27(3)     +8.24
Class D Shares-Total Return                                                         +33.43(4)     +8.48

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.435 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.297 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.316 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.401 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +31.33%        +24.43%
Inception (10/21/94) through 3/31/97      - 6.16         - 8.21

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/97                        +29.96%        +25.96%
Five Years Ended 3/31/97                  + 5.32         + 5.32
Inception (9/27/91) through 3/31/97       + 8.49         + 8.49

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/97                        +29.97%        +28.97%
Inception (10/21/94) through 3/31/97      - 7.13         - 7.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +31.09%        +24.21%
Five Years Ended 3/31/97                  + 6.16         + 5.02
Inception (9/27/91) through 3/31/97       + 9.35         + 8.28

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)
                                    Shares                                                                  Value    Percent of
COUNTRY      Industries              Held           Long-Term Investments                   Cost          (Note 1a)  Net Assets
Argentina    Banking                 82,847   Banco de Galicia y Buenos Aires
                                                S.A. (ADR)(1)                          $  1,010,375     $  2,164,378    0.3%
                                    235,768   Banco Frances del Rio de la Plata
                                                S.A. (ADR)(1)                             4,730,556        7,750,873    0.9
                                    126,900 ++Bansud S.A. (Class B)                       1,519,435        1,993,327    0.2
                                                                                       ------------     ------------  ------
                                                                                          7,260,366       11,908,578    1.4

             Merchandising          547,144 ++Grimoldi S.A. (Class B)                     3,174,556        2,162,300    0.2

             Multi-Industry       2,038,424   Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                         10,717,412       17,399,718    2.0

             Oil & Gas            1,325,663   Yacimientos Petroliferos
             Producers                          Fiscales S.A. (ADR)(1)                   36,607,188       39,769,890    4.5

             Real Estate          1,166,915   Inversiones y Representaciones
                                                S.A. (IRSA)                               3,126,377        4,599,945    0.5
                                    132,481   Inversiones y Representaciones S.A.
                                                (IRSA) (GDR)(2)                           3,675,577        5,183,319    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,801,954        9,783,264    1.1

             Telecommuni-           336,400   Telecom Argentina Stet--France
             cations                            Telecom S.A. (GDR)(2)                    13,730,622       17,955,350    2.1
                                    210,173   Telefonica de Argentina S.A. (ADR)(1)       6,343,531        7,618,771    0.9
                                    525,000   Telefonica de Argentina S.A. (Class B)      1,497,352        1,890,945    0.2
                                                                                       ------------     ------------  ------
                                                                                         21,571,505       27,465,066    3.2

                                              Total Long-Term Investments in
                                              Argentina                                  86,132,981      108,488,816   12.4

Brazil       Automobiles            767,900   Companhia Fabricadora de Pecas S.A.
                                                (COFAP) (Preferred)                       6,292,603        7,884,719    0.9

             Banking          2,185,990,217   Banco Bradesco S.A. (Preferred)            12,470,511       17,425,890    2.0
                                 24,170,650   Banco Itau S.A. (Preferred)                 6,116,595       12,409,089    1.4
                                364,129,908 ++Banco Nacional S.A. PN (Preferred)          9,903,203              340    0.0
                                                                                       ------------     ------------  ------
                                                                                         28,490,309       29,835,319    3.4

             Beverages &         34,685,732   Companhia Cervejaria Brahma S.A. PN
             Tobacco                            (Preferred)                              15,638,220       25,157,112    2.9

             Diversified          1,087,800   Souza Cruz S.A.                             8,188,144       10,113,402    1.1

             Energy Sources     185,553,034   Petroleo Brasileiro S.A. (Preferred)       30,250,612       44,340,126    5.1

             Food & Household       424,300 ++Latas de Aluminio S.A. (GDR)(2)             6,800,382        6,788,800    0.8
             Products

             Forest Products    109,505,000   Votorantim Celulose e Papel S.A.
                                                (Preferred)                               2,186,585        2,974,513    0.3

             Machinery &          9,088,000   Weg Exportadora S.A. (Preferred)            5,505,323        5,174,722    0.6
             Engineering




CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
                                    Shares                                                                  Value    Percent of
COUNTRY      Industries              Held           Long-Term Investments                   Cost          (Note 1a)  Net Assets
Brazil       Metals &             1,090,891   Companhia de Vale do Rio Doce S.A.
(concluded)  Steel                              (Preferred)                            $ 22,708,307     $ 24,082,490    2.8%
                                712,997,000   Companhia Siderurgica de Tubarao
                                                S.A. 'B' (Preferred)                     11,289,959        9,783,493    1.1
                                316,269,000   Companhia Siderurgica Nacional
                                                S.A.--CSN                                 8,601,045       10,332,694    1.2
                             15,523,741,007   Usinas Siderurgicas de Minas Gerais
                                                S.A.--Usiminas (Preferred)               16,718,073       16,809,060    1.9
                                                                                       ------------     ------------  ------
                                                                                         59,317,384       61,007,737    7.0

             Retail                 105,000 ++Grupo Pao Acucar S.A.                       2,100,000        2,205,000    0.3
                                 89,000,000   Lojas Arapua S.A. (Preferred)               1,615,793        1,495,379    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,715,793        3,700,379    0.5

             Telecommuni-           172,000 ++Multicanal Participacoes S.A.
             cations                            (ADR)(1)                                  2,408,000        1,999,500    0.2
                                    503,391   Telecomunicacoes Brasileiras
                                                S.A.--Telebras (ADR)(1)                  40,932,915       69,153,338    7.9
                                164,157,454   Telecomunicacoes Brasileiras
                                                S.A.--Telebras (Ordinary)                10,546,082       21,374,333    2.4
                                215,590,596   Telecomunicacoes Brasileiras
                                                S.A.--Telebras (Preferred)               10,839,862       29,723,449    3.4
                                    540,493 ++Telecomunicacoes de Minejeros
                                                S.A.--TELEMIG (Rights)(4)                         0                0    0.0
                                  3,265,379 ++Telecomunicacoes de Sao Paulo
                                                S.A.--TELESP                                524,948        1,079,011    0.1
                                    142,297 ++Telecomunicacoes de Sao Paulo
                                                S.A.--TELESP (Rights)                             0            3,985    0.0
                                                                                       ------------     ------------  ------
                                                                                         65,251,807      123,333,616   14.0

             Textiles &          19,351,093   Companhia de Tecidos Norte de Minas
             Apparel                            S.A. (Preferred)                          8,466,941        7,604,602    0.9

             Utilities           25,930,000   Centrais Eletricas Brasileiras S.A.
                                                (Eletrobras)                             11,411,092       12,223,140    1.4
                                 21,070,000   Centrais Eletricas Brasileiras S.A.
                                                (Eletrobras) 'B' (Preferred)              7,441,245       10,364,874    1.2
                                     80,800 ++Centrais Eletricas de Santa Catarina
                                                S.A. (CELESC) (ADR)(1)(3)                 6,499,552        9,878,907    1.1
                                    995,199   Centrais Eletricas de Santa Catarina
                                                S.A. (CELESC) 'B' (Preferred)               440,401        1,198,363    0.1
                                     28,470   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (ADR)(1)                       638,750        1,284,709    0.1
                                     72,229   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (ADR)(1)(3)                  1,549,104        3,276,228    0.4
                                227,010,000   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (Preferred)                  6,166,861       10,383,170    1.2
                                137,720,000   Companhia Paulista de Forca e Luz S.A.      8,054,097       20,131,571    2.3
                                  1,005,419   Companhia Paulista de Forca e Luz S.A.
                                                (Preferred)                                  84,733          139,837    0.0
                                    288,000   Globex Utilidades S.A. (Preferred)          5,061,120        4,301,316    0.5
                                 41,357,251   Light Participacoes S.A.                    4,867,623       13,588,094    1.6
                                                                                       ------------     ------------  ------
                                                                                         52,214,578       86,770,209    9.9

             Utilities--      1,143,900,000 ++Companhia Energetica do Ceara S.A.          4,912,770        5,125,287    0.6
             Electric

                                              Total Long-Term Investments in Brazil     297,231,451      419,810,543   48.0

Chile        Merchandising          440,846   Santa Isabel S.A.                             368,018          832,083    0.1
                                    227,616   Santa Isabel S.A. (ADR)(1)                  6,178,037        6,629,316    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,546,055        7,461,399    0.9

             Supermarkets           248,500 ++Supermercados Unimarc S.A.                  4,162,375        4,690,437    0.5

             Telecommuni-           612,328   Compania de Telecomunicaciones de
             cations                            Chile S.A. (ADR)(1)                      14,586,043       20,972,234    2.4

             Utilities               75,000   Distribuidora Chilectra Metropolitana
                                                S.A. (ADR)(1)(3)                          1,263,750        2,109,375    0.2
                                  3,724,465   Empresa Nacional de Electricidad S.A.
                                                (ENDESA)                                  2,032,168        2,687,345    0.3
                                  2,057,425   Enersis S.A.                                  930,264        1,386,199    0.2
                                    152,900   Enersis S.A. (ADR)(1)                       3,878,773        5,313,275    0.6
                                                                                       ------------     ------------  ------
                                                                                          8,104,955       11,496,194    1.3

                                              Total Long-Term Investments in Chile       33,399,428       44,620,264    5.1

Colombia     Banking              1,407,052   Banco de Bogota S.A.                        7,257,506        8,758,941    1.0
                                     83,600   Banco Ganadero S.A. (Preferred)
                                                (ADR)(1)                                  2,026,555        2,549,800    0.3
                                                                                       ------------     ------------  ------
                                                                                          9,284,061       11,308,741    1.3

             Beverages & Tobacco    502,854   La Compania Cervecera Bavaria S.A.          2,915,335        3,736,715    0.4

             Merchandising        1,485,966   Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO)                          4,043,019        1,214,949    0.2
                                     36,400   Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO) (ADR)(1)(3)                611,250          382,200    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,654,269        1,597,149    0.2

                                              Total Long-Term Investments in
                                                Colombia                                 16,853,665       16,642,605    1.9

Mexico       Banking              4,548,000 ++Grupo Financiero Banamex--Accival,
                                                S.A. de C.V. 'B' (Banacci)               10,972,204        9,838,484    1.1
                                     63,000 ++Grupo Financiero Banamex--Accival,
                                                S.A. de C.V. 'L' (Banacci)                  140,485          124,822    0.0
                                  9,584,000 ++Grupo Financiero Bancomer, S.A. de
                                                C.V. 'B' (Ordinary)                       2,626,470        3,596,725    0.4
                                                                                       ------------     ------------  ------
                                                                                         13,739,159       13,560,031    1.5

             Beverages              452,320   Panamerican Beverages Inc. (Class A)        8,367,920       13,117,280    1.6

             Beverages &          2,247,300   Fomento Economico Mexicano, S.A.
             Tobacco                            de C.V. (Femsa) (ADR)(1)++++              6,589,553       11,894,959    1.4
                                  1,679,000   Fomento Economico Mexicano, S.A.
                                                de C.V. (Femsa) (Ordinary) 'B'            4,255,011        8,910,538    1.0
                                                                                       ------------     ------------  ------
                                                                                         10,844,564       20,805,497    2.4




CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
                                    Shares                                                                  Value    Percent of
COUNTRY      Industries              Held           Long-Term Investments                   Cost          (Note 1a)  Net Assets
Mexico       Building             2,695,000   Apasco, S.A. de C.V. 'A'                 $  9,237,605     $ 17,605,699    2.0%
(concluded)  Materials            2,249,000   Cementos Mexicanos, S.A. de C.V.
                                                'B' (Cemex)                               9,262,511        9,207,430    1.1
                                    882,300   Cementos Mexicanos, S.A. de C.V.
                                                'B' (Cemex) (ADR)(1)                      7,697,293        7,058,400    0.8
                                                                                       ------------     ------------  ------
                                                                                         26,197,409       33,871,529    3.9

             Chemicals              195,637   Desc, S.A. de C.V. (ADR)(1)                 4,125,948        5,208,835    0.6

             Construction/           62,000 ++Bufete Industrial S.A. de C.V.
             Housing                            (ADR)(1)                                  1,268,241        1,193,500    0.1

             Financial Services      63,052 ++Grupo Financiero Bancomer, S.A.
                                                de C.V. (Series L)                           22,760           18,962    0.0

             Health & Personal    1,515,980   Kimberly-Clark de Mexico, S.A. de
             Care                               C.V. 'A'                                  3,994,088        5,248,654    0.6

             Merchandising        1,381,799   Cifra, S.A. de C.V. 'A'                     1,390,187        2,360,617    0.3
                                    250,000   Cifra, S.A. de C.V. 'B' (ADR)(1)              338,325          412,500    0.0
                                 11,193,450   Cifra, S.A. de C.V. 'C'                    12,525,741       17,679,824    2.0
                                    145,160 ++Sears Roebuck de Mexico, S.A.
                                                de C.V. 'B' (ADR)(1)(3)                   3,719,725          663,817    0.1
                                                                                       ------------     ------------  ------
                                                                                         17,973,978       21,116,758    2.4

             Multi-Industry          55,579 ++Grupo Carso, S.A. de C.V. 'A'
                                                (ADR)(1)                                    618,941          618,316    0.1
                                  3,594,126   Grupo Carso, S.A. de C.V. 'A1'             21,837,646       20,436,653    2.3
                                                                                       ------------     ------------  ------
                                                                                         22,456,587       21,054,969    2.4

             Telecommuni-           717,312 ++Grupo Televisa, S.A. de C.V.
             cations                            (GDR)(2)                                 18,755,136       20,533,056    2.3
                                    821,682   Telefonos de Mexico, S.A. de
                                                C.V. (ADR)(1)                            26,385,348       36,462,139    4.2
                                                                                       ------------     ------------  ------
                                                                                         45,140,484       56,995,195    6.5

                                              Total Long-Term Investments in Mexico     154,131,138      192,191,210   22.0

Peru         Financial Services     419,769   Credicorp Ltd. S.A.                         6,349,438        9,497,273    1.0

             Food & Household     2,885,636 ++Consorcio Alimentos Fabril
             Products                           Pacifico S.A.                             5,303,100        5,024,147    0.6

             Metals--Non-Ferrous    272,100   Compania de Minas Buenaventura S.A.         4,421,121        6,428,362    0.7
                                    910,102   Minsur Sociedad Limitada S.A.
                                                (T Shares)                                2,575,220        3,961,419    0.5
                                                                                       ------------     ------------  ------
                                                                                          6,996,341       10,389,781    1.2

                                              Total Long-Term Investments in Peru        18,648,879       24,911,201    2.8

Venezuela    Building Materials     622,251   Venezolana de Cementos S.A.C.A.
                                                (Vencemos)                                  866,981        1,621,585    0.2

             Food & Household    23,457,438   Mavesa S.A.                                 2,075,657        4,354,302    0.5
             Products

             Metals & Steel      10,780,332   Siderurgica Venenzolana Sivensa,
                                                S.A.I.C.A.--S.A.C.A.                      2,716,069        3,924,175    0.5

             Telecommuni-           418,750 ++Compania Anonima Nacional Telefonos
             cations                            de Venezuela (CANTV) (ADR)(1)            12,357,546       15,546,094    1.7

             Utilities            8,497,081   C.A. La Electricidad de Caracas
                                                S.A.I.C.A.--S.A.C.A.                      7,351,435        9,665,759    1.1

                                              Total Long-Term Investments in
                                              Venezuela                                  25,367,688       35,111,915    4.0

                                              Total Long-Term Investments in
                                              Latin America                             631,765,230      841,776,554   96.2


                                      Face
                                     Amount         Short-Term Investments

United       Commercial       US$   962,000   General Motors Acceptance Corp.,
States       Paper*                             5.62% due 6/02/1997                         961,700          961,700    0.1

                                              Total Short-Term Investments                  961,700          961,700    0.1

             Total Investments                                                         $632,726,930      842,738,254   96.3
                                                                                       ============
             Other Assets Less Liabilities                                                                32,144,070    3.7
                                                                                                        ------------  ------
             Net Assets                                                                                 $874,882,324  100.0%
                                                                                                        ============  ======

            *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (1)American Depositary Receipts (ADR).
          (2)Global Depositary Receipts (GDR).
          (3)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (4)The rights may be exercised until June 13, 1997.
           ++Non-income producing security.
         ++++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $11,895,000, representing 1.4% of net assets.

                                                       Acquisition                           Value
             Issue                                       Date(s)              Cost         (Note 1a)
             Fomento Economico Mexicano, S.A.          8/07/1995--
               de C.V. (Femsa) (ADR)                   9/04/1996          $ 6,589,553     $11,894,959

             Total                                                        $ 6,589,553     $11,894,959
                                                                          ===========     ===========

             See Notes to Consolidated Financial Statements.

EQUITY PORTFOLIO CHANGES



For the Quarter Ended May 31, 1997


Additions

Bufete Industrial S.A. de C.V. (ADR)
Cifra, S.A. de C.V. 'A'
Companhia Energetica do Ceara S.A.
Companhia Paulista de Forca e Luz S.A.
  (Preferred)
Grupo Financiero Banamex--Accival, S.A.
  de C.V. 'B' (Banacci)
Grupo Financiero Banamex--Accival, S.A.
  de C.V. 'L' (Banacci)
Grupo Pao Acucar S.A.
Latas de Aluminio S.A. (GDR)
Supermercados Unimarc S.A.



Deletions

Banca Quadrum, S.A. de C.V. (ADR)
The Chile Fund, Inc.
Grupo Financiero Banamex--Accival, S.A.
  de C.V. (Banacci)
Grupo Financiero Inbursa, S.A. de C.V. 'B'
Grupo Financiero Inbursa, S.A. de C.V. 'B'
  (ADR)
Telecomunicacoes de Minejeros S.A.--
  TELEMIG (Class B) (Preferred)




CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$632,726,930) (Note 1a)                        $ 842,738,254
                    Cash                                                                                              13
                    Foreign cash (Note 1b)                                                                    15,775,698
                    Receivables:
                      Securities sold                                                     $  18,235,598
                      Dividends                                                               4,747,148
                      Capital shares sold                                                     1,243,451       24,226,197
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          60,212
                                                                                                           -------------
                    Total assets                                                                             882,800,374
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    3,758,246
                      Capital shares redeemed                                                 1,888,255
                      Investment adviser (Note 2)                                               697,492
                      Distributor (Note 2)                                                      553,303        6,897,296
                                                                                          -------------
                    Accrued expenses and other liabilities                                                     1,020,754
                                                                                                           -------------
                    Total liabilities                                                                          7,918,050
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 874,882,324
                                                                                                           =============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                             $     485,644
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 3,941,250
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   222,060
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   859,213
                    Paid-in capital in excess of par                                                         872,386,580
                    Undistributed investment income--net                                                       3,997,055
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net (Note 6)                                                              (216,024,315)
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1g)                                                                                   (601,566)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        209,616,403
                                                                                                           -------------
                    Net assets                                                                             $ 874,882,324
                                                                                                           =============

Net Asset           Class A--Based on net assets of $78,593,406 and 4,856,439
Value:                       shares outstanding                                                            $       16.18
                                                                                                           =============
                    Class B--Based on net assets of $622,730,623 and 39,412,503
                             shares outstanding                                                            $       15.80
                                                                                                           =============
                    Class C--Based on net assets of $35,026,715 and 2,220,598
                             shares outstanding                                                            $       15.77
                                                                                                           =============
                    Class D--Based on net assets of $138,531,580 and 8,592,131
                             shares outstanding                                                            $       16.12
                                                                                                           =============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                    For the Six Months Ended May 31, 1997
Investment Income   Dividends (net of $404,371 foreign withholding tax)                                    $  12,333,407
(Notes 1d & 1e):    Interest and discount earned                                                                 813,690
                                                                                                           -------------
                    Total income                                                                              13,147,097
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                                          3,929,980
                    Account maintenance and distribution fees--Class B (Note 2)                                2,849,547
                    Custodian fees                                                                               810,335
                    Transfer agent fees--Class B (Note 2)                                                        721,457
                    Account maintenance fees--Class D (Note 2)                                                   151,794
                    Account maintenance and distribution fees--Class C (Note 2)                                  145,864
                    Transfer agent fees--Class D (Note 2)                                                        128,573
                    Printing and shareholder reports                                                             102,564
                    Accounting services (Note 2)                                                                  71,887
                    Transfer agent fees--Class A (Note 2)                                                         69,327
                    Registration fees (Note 1f)                                                                   49,752
                    Professional fees                                                                             38,622
                    Transfer agent fees--Class C (Note 2)                                                         38,022
                    Directors' fees and expenses                                                                  19,164
                    Pricing fees                                                                                   5,013
                    Other                                                                                          6,804
                                                                                                           -------------
                    Total expenses                                                                             9,138,705
                                                                                                           -------------
                    Investment income--net                                                                     4,008,392
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    $  48,545,286
(Loss) on             Foreign currency transactions--net                                       (864,398)      47,680,888
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      151,797,056
(Notes 1b, 1c,        Foreign currency transactions--net                                       (273,379)     151,523,677
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    199,204,565
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $ 203,212,957
                                                                                                           =============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                              May 31,           Nov. 30,
                    Increase (Decrease) in Net Assets:                                          1997              1996
Operations:         Investment income--net                                                $   4,008,392    $  20,415,852
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        47,680,888      (77,935,512)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  151,523,677      189,511,752
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                    203,212,957      131,992,092
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,603,289)              --
(Note 1g):            Class B                                                               (12,117,748)              --
                      Class C                                                                  (579,869)              --
                      Class D                                                                (3,322,519)              --
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (17,623,425)              --
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (11,957,117)     (82,303,224)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase in net assets                                            173,632,415       49,688,868
                    Beginning of period                                                     701,249,909      651,561,041
                                                                                          -------------    -------------
                    End of period*                                                        $ 874,882,324    $ 701,249,909
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   3,997,055    $  17,612,088
                                                                                          =============    =============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                              Class A++++
                                                                               For the                           For the
                                                                                 Six                              Period
                    The following per share data and ratios have been derived   Months                           Oct. 21,
                    from information provided in the financial statements.      Ended          For the Year     1994++ to
                                                                               May 31,      Ended November 30,   Nov. 30,
                    Increase (Decrease) in Net Asset Value:                      1997       1996        1995       1994
Per Share           Net asset value, beginning of period                      $  12.83   $  10.50    $  17.37   $  18.22
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .15        .46         .16         --
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        3.64       1.87       (6.52)      (.85)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.79       2.33       (6.36)      (.85)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.44)        --          --         --
                      Realized gain on investments--net                             --         --        (.50)        --
                      In excess of realized gain on investments--net                --         --        (.01)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.44)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  16.18   $  12.83    $  10.50   $  17.37
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          30.50%+++  22.19%     (37.66%)    (4.67%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.49%*     1.48%       1.66%      1.85%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                2.05%*     3.74%       1.40%      (.20%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 78,593   $ 46,369    $ 26,034   $ 10,350
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          32.42%     66.14%      54.86%     30.15%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0005   $  .0001          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class B
                    The following per share data and ratios
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                        May 31,      For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1997++++   1996++++  1995++++  1994++++     1993
Per Share           Net asset value, beginning of period              $  12.46   $  10.31  $  17.24  $  14.39   $   9.83
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .06        .32       .05      (.09)       .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     3.58       1.83     (6.47)     2.99       4.68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      3.64       2.15     (6.42)     2.90       4.78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.30)        --        --      (.05)      (.13)
                      Realized gain on investments--net                     --         --      (.50)       --       (.09)
                      In excess of realized gain on
                      investments--net                                      --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.30)        --      (.51)     (.05)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.80   $  12.46  $  10.31  $  17.24   $  14.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  29.88%+++  20.85%   (38.32%)   20.19%     49.80%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.53%*     2.54%     2.71%     2.51%      2.59%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .79%*     2.69%      .43%     (.54%)     1.09%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $622,731   $518,865  $505,038  $937,221   $305,301
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  32.42%     66.14%    54.86%    30.15%     24.74%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0005   $  .0001        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                              Class C++++
                                                                               For the                           For the
                                                                                 Six                              Period
                    The following per share data and ratios have been derived   Months                           Oct. 21,
                    from information provided in the financial statements.      Ended          For the Year     1994++ to
                                                                               May 31,      Ended November 30,   Nov. 30,
                    Increase (Decrease) in Net Asset Value:                     1997        1996        1995       1994
Per Share           Net asset value, beginning of period                      $  12.46   $  10.31    $  17.24   $  18.10
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                  .06        .32         .03       (.02)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        3.57       1.83       (6.45)      (.84)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.63       2.15       (6.42)      (.86)
                                                                              --------   --------    --------   --------
                    Less distributions:
                      Investment income--net                                      (.32)        --          --         --
                      Realized gain on investments--net                             --         --        (.50)        --
                      In excess of realized gain on investments--net                --         --        (.01)        --
                                                                              --------   --------    --------   --------
                    Total distributions                                           (.32)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.77   $  12.46    $  10.31   $  17.24
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          29.83%+++  20.85%     (38.32%)    (4.75%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.54%*     2.54%       2.72%      2.93%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                 .86%*     2.68%        .30%     (1.22%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 35,027   $ 23,183    $ 14,659   $  5,069
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          32.42%     66.14%      54.86%     30.15%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0005   $  .0001          --         --
                                                                              ========   ========    ========   ========


                                                                                           Class D
                    The following per share data and ratios
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                        May 31,      For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1997++++   1996++++  1995++++  1994++++     1993
Per Share           Net asset value, beginning of period              $  12.77   $  10.47  $   7.37  $  14.45   $   9.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .11        .42       .14       .03        .18
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     3.64       1.88     (6.53)     3.00       4.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      3.75       2.30     (6.39)     3.03       4.87
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.40)        --        --      (.11)      (.23)
                      Realized gain on investments--net                     --         --      (.50)       --       (.09)
                      In excess of realized gain on
                    investments--net                                        --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.40)        --      (.51)     (.11)      (.32)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  16.12   $  12.77  $  10.47  $  17.37   $  14.45
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  30.30%+++  21.97%   (37.84%)   21.07%     50.86%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.74%*     1.74%     1.91%     1.73%      1.83%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.59%*     3.47%     1.18%      .23%      1.83%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $138,531   $112,833  $105,830  $204,907   $ 75,085
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  32.42%     66.14%    54.86%    30.15%     24.74%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0005   $  .0001        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.




NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




1. Significant Accounting Policies:
Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account       Distribution
                            Maintenance Fee       Fee

Class B                         0.25%            0.75%
Class C                         0.25%            0.75%
Class D                         0.25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.




NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



For the six months ended May 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD         MLPF&S

Class A                           $   81       $    934
Class D                           $8,214       $110,437

For the six months ended May 31, 1997, MLPF&S received contingent deferred sales charges of $961,017 and $7,797 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $40,957 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $241,625,600 and $278,582,868, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized      Unrealized
                                  Gains (Losses) Gains (Losses)

Long-term investments             $48,545,286    $210,011,324
Foreign currency transactions        (864,398)       (394,921)
                                  -----------    ------------
Total                             $47,680,888    $209,616,403
                                  ===========    ============


As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $210,011,324, of which $234,641,645 related to appreciated securities and $24,630,321 related to depreciated securities. At May 31, 1997, the aggregate cost of investments for Federal income tax purposes was $632,726,930.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $11,957,117 and $82,303,224 for the six months ended May 31, 1997 and the year ended November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         3,782,534   $ 54,727,842
Shares issued to shareholders in
reinvestment of dividends             108,885      1,362,155
                                  -----------   ------------
Total issued                        3,891,419     56,089,997
Shares redeemed                    (2,649,236)   (38,792,817)
                                  -----------   ------------
Net increase                        1,242,183   $ 17,297,180
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         2,334,477   $ 27,998,108
Shares redeemed                    (1,199,157)   (14,535,235)
                                  -----------   ------------
Net increase                        1,135,320   $ 13,462,873
                                  ===========   ============



Class B Shares for the
Six Months Ended                                    Dollar
May 31, 1997                          Shares        Amount

Shares sold                         4,440,539   $ 62,970,485
Shares issued to shareholders in
reinvestment of dividends             862,151     10,578,592
                                  -----------   ------------
Total issued                        5,302,690     73,549,077
Automatic conversion of shares        (84,967)    (1,221,298)
Shares redeemed                    (7,438,746)  (104,056,284)
                                  -----------   ------------
Net decrease                       (2,221,023)  $(31,728,505)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                        10,055,825  $ 115,213,232
Automatic conversion of shares       (137,908)    (1,581,919)
Shares redeemed                   (17,283,572)  (199,308,905)
                                 ------------  -------------
Net decrease                       (7,365,655) $ (85,677,592)
                                 ============  =============

Class C Shares for the
Six Months Ended                                    Dollar
May 31, 1997                          Shares        Amount

Shares sold                           956,013   $ 13,573,379
Shares issued to shareholders in
reinvestment of dividends              41,877        512,997
                                  -----------   ------------
Total issued                          997,890     14,086,376
Shares redeemed                      (637,792)    (9,041,985)
                                  -----------   ------------
Net increase                          360,098   $  5,044,391
                                  ===========   ============



Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,248,519   $ 14,588,140
Shares redeemed                      (810,190)    (9,591,529)
                                  -----------   ------------
Net increase                          438,329   $  4,996,611
                                  ===========   ============



Class D Shares for the
Six Months Ended                                    Dollar
May 31, 1997                          Shares        Amount

Shares sold                         2,050,942   $ 30,150,730
Automatic conversion of shares         83,380      1,221,298
Shares issued to shareholders in
reinvestment of dividends             224,831      2,803,638
                                  -----------   ------------
Total issued                        2,359,153     34,175,666
Shares redeemed                    (2,605,852)   (36,745,849)
                                  -----------   ------------
Net decrease                         (246,699)  $ (2,570,183)
                                  ===========   ============



Class D Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         5,255,871   $ 59,496,466
Automatic conversion of shares        135,283      1,581,919
                                  -----------   ------------
Total issued                        5,391,154     61,078,385
Shares redeemed                    (6,658,036)   (76,163,501)
                                  -----------   ------------
Net decrease                       (1,266,882)  $(15,085,116)
                                  ===========   ============

5. Commitments:
At May 31, 1997, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximately value of $7,936,446.

6. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $261,094,000, of which $145,157,000 expires in 2003 and $115,937,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.





PORTFOLIO INFORMATION



As of May 31, 1997

                                                  Percent of
Ten Largest Equity Holdings                       Net Assets

Telecomunicacoes Brasileiras S.A.--
  Telebras*                                         13.7%
Petroleo Brasileiro S.A. (Preferred)                 5.1
Yacimientos Petroliferos Fiscales S.A. (ADR)         4.5
Telefonos de Mexico, S.A. de C.V. (ADR)              4.2
Companhia Cervejaria Brahma S.A. PN
  (Preferred)                                        2.9
Companhia Vale do Rio Doce S.A. (Preferred)          2.8
Centrais Eletricas Brasileiras S.A.
  (Eletrobras)*                                      2.6
Grupo Carso, S.A. de C.V.*                           2.4
Compania de Telecomunicaciones de Chile S.A.
  (ADR)                                              2.4
Fomento Economico Mexicano, S.A. de C.V.
  (Femsa)*                                           2.4

[FN]
*Includes combined holdings.

                                                  Percent of
Ten Largest Industries                            Net Assets

Telecommunications                                  27.8%
Utilities                                           12.3
Banking                                              7.7
Metals & Steel                                       7.5
Beverages & Tobacco                                  5.7
Energy Sources                                       5.1
Oil & Gas Producers                                  4.5
Multi-Industry                                       4.4
Building Materials                                   4.1
Merchandising                                        3.7